POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, A3 ALTERNATIVE CREDIT FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-231938 and 811-23447) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 17th day of July, 2019.

A3 ALTERNATIVE CREDIT FUND

By:	/s/Anthony R. Bosch
Anthony R. Bosch
President

STATE OF COLORADO

COUNTY OF DENVER

This record was acknowledged before me on July 17, 2019 by Anthony R. Bosch as President of the A3 Alternative Credit Fund.

/s/Eric Tsuyoshi Parsons
Eric Tsuyoshi Parsons Notary ID: 20064034614 Notary Public, Colorado Commission Expires: August 29, 2022

CERTIFICATE

The undersigned, Secretary of A3 ALTERNATIVE CREDIT FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held July 17, 2019, and is in full force and effect:

WHEREAS, A3 ALTERNATIVE CREDIT FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-231938 and 811-23447) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated: July 17, 2019	/s/Anthony R. Bosch
Anthony R. Bosch, Secretary A3 ALTERNATIVE CREDIT FUND

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, A3 ALTERNATIVE CREDIT FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-231938 and 811-23447) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and the President and Secretary of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of July, 2019.

/s/Anthony R. Bosch
Anthony R. Bosch Trustee, President and Secretary

STATE OF COLORADO

COUNTY OF DENVER

This record was acknowledged before me on July 17, 2019 by Anthony R. Bosch.

/s/Eric Tsuyoshi Parsons
Eric Tsuyoshi Parsons Notary ID: 20064034614 Notary Public, Colorado Commission Expires: August 29, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, A3 ALTERNATIVE CREDIT FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-231938 and 811-23447) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of July, 2019.

/s/Gregory L. Bell
Gregory L. Bell Treasurer

STATE OF COLORADO

COUNTY OF DENVER

This record was acknowledged before me on July 17, 2019 by Gregory L. Bell.

/s/Eric Tsuyoshi Parsons
Eric Tsuyoshi Parsons Notary ID: 20064034614 Notary Public, Colorado Commission Expires: August 29, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, A3 ALTERNATIVE CREDIT FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-231938 and 811-23447) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of July, 2019.

/s/Thomas Earle Clarke II
Thomas Earle Clarke II Trustee

STATE OF COLORADO

COUNTY OF DENVER

This record was acknowledged before me on July 17, 2019 by Thomas Earle Clarke II.

/s/Eric Tsuyoshi Parsons
Eric Tsuyoshi Parsons Notary ID: 20064034614 Notary Public, Colorado Commission Expires: August 29, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, A3 ALTERNATIVE CREDIT FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-231938 and 811-23447) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of July, 2019.

/s/Adam P. Farver
Adam P. Farver Trustee

STATE OF COLORADO

COUNTY OF DENVER

This record was acknowledged before me on July 17, 2019 by Adam P. Farver.

/s/Eric Tsuyoshi Parsons
Eric Tsuyoshi Parsons Notary ID: 20064034614 Notary Public, Colorado Commission Expires: August 29, 2022

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, A3 ALTERNATIVE CREDIT FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement (File Nos. 333-231938 and 811-23447) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE and ANDREW J. DAVALLA as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of July, 2019.

/s/George P. Caulkins
George P. Caulkins Trustee

STATE OF COLORADO

COUNTY OF DENVER

This record was acknowledged before me on July 17, 2019 by George P. Caulkins.

/s/Eric Tsuyoshi Parsons
Eric Tsuyoshi Parsons Notary ID: 20064034614 Notary Public, Colorado Commission Expires: August 29, 2022